Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements	Fair Value MeasurementsThere are no financial instruments measured at fair value on a recurring basis as of December 31, 2020.The following table presents information about the Company’s financial instruments measured at fair value on a recurring basis and indicates the level of the fair value hierarchy utilized to determine such fair values as of December 31, 2019:

	Fair Value Measurement as of December 31, 2019 Using:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Observable Inputs (Level 3)
Liabilities	$—	$—	$21,089
Convertible Notes	$—	$—	$21,089
Management believes that the carrying amounts of the Company’s consolidated financial instruments, including accounts payable and accrued expenses approximate fair value due to the short-term nature of those instruments.
The Company elected the fair value option to account for its convertible notes issued during 2019 (See Note 8). The fair value of the convertible notes was determined based on significant inputs not observable in the market, which represents a level 3 measurement within the fair value hierarchy.

The Company recorded a loss of $1.8 million and $1.1 million for changes in the fair value of the convertible notes in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2020 and 2019, respectively.
The following table provides a roll forward of the aggregate fair value of the Company’s convertible notes, for which fair value was determined using level 3 inputs (in thousands):

Convertible notes
Balance as of December 31, 2018	$—
Issuance of convertible notes	$18,434
Change in fair value	$1,139
Exchange difference	$1,516
Balance as of December 31, 2019	$21,089
Change in fair value	$1,771
Settlement of convertible notes	$(21,614)
Exchange difference	$(1,246)
Balance as of December 31, 2020	$—